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                                                                     Exhibit 1.1


                                                                       K&S DRAFT
                                                                        07/21/98


                       ELECTRONICS BOUTIQUE HOLDINGS CORP.

                                  6,250,000(1)

                                  Common Stock


                             UNDERWRITING AGREEMENT



                                  July __, 1998




PRUDENTIAL SECURITIES INCORPORATED
SMITH BARNEY INC.
As Representatives of the several Underwriters
c/o Prudential Securities Incorporated
One New York Plaza
New York, New York  10292

Dear Ladies and Gentlemen:

         Electronics Boutique Holdings Corp., a Delaware corporation (the "Company"), and EB Nevada Inc., the Company's parent and the selling securityholder (the "Selling Securityholder"), hereby confirm their agreement with the several underwriters named in Schedule 1 hereto (the "Underwriters"), for whom you have been duly authorized to act as representatives (in such capacities, the "Representatives"), as set forth below. If you are the only Underwriters, all references herein to the Representatives shall be deemed to be to the Underwriters.

         1. Securities. Subject to the terms and conditions herein contained, the Company and the Selling Securityholder propose to issue and sell to the several Underwriters an aggregate of 6,250,000 shares (the "Firm Securities") of the Company's common stock, par value $.01 per share ("Common Stock"), of which 4,375,000 shares will be issued and sold by the Company

-----------------------
(1) Plus an option to purchase from the Selling Securityholder up to 937,500 additional shares to cover over-allotments.



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(the "Company's Firm Securities") and 1,875,000 shares will be sold by the
Selling Securityholder (the "Selling Securityholder's Firm Securities"). The Selling Securityholder also proposes to sell to the several Underwriters not more than 937,500 additional shares of Common Stock if requested by the Representatives as provided in Section 3 of this Agreement. Any and all shares of Common Stock to be purchased by the Underwriters pursuant to such option are referred to herein as the "Option Securities," and the Firm Securities and any Option Securities are collectively referred to herein as the "Securities."

         Reorganization. On or as of May 31, 1998, The Electronics Boutique, Inc. ("EB") (i) transferred certain assets, including its leases, leasehold improvements, inventory, employee contracts, fixed assets and prepaid expenses, subject to all of its liabilities, to Electronics Boutique of America Inc. ("EBOA") in exchange for all of the outstanding shares of capital stock of EBOA,
(ii) entered into a two-year lease with EBOA for the West Chester, Pennsylvania distribution center and headquarters (the "Distribution Center"), which lease grants EBOA an option to purchase the Distribution Center for $6.7 million and
(iii) assigned its intangible assets, including trademark and tradenames, to Elbo Inc. ("Elbo") in exchange for all of the outstanding shares of capital stock of Elbo. EB retained (i) all of the outstanding shares of capital stock of EBOA, Elbo, EB International, Inc. and Electronics Boutique of Canada, Inc. (collectively, the "Operating Shares"), (ii) its shares of Electronics Boutique plc ("EB-UK"), an affiliate of the Company organized under the laws of the United Kingdom, (iii) the Distribution Center and (iv) $17.5 million of cash, accounts receivable and cash surrendered value of certain split-dollar life insurance policies.

         Immediately prior to completion of the sale of the Securities, (i) EB will transfer the Operating Shares and its shares of EB-UK to the Selling Securityholder in exchange for all of the outstanding shares of capital stock of the Selling Securityholder, (ii) the Selling Securityholder will contribute the Operating Shares to the Company in exchange for 15,794,100 shares of Common Stock and (iii) the Company will acquire from the Kim Shareholders (as defined in the Prospectus) and EB Services Corp. ("EB Services Corp."), for an aggregate of 100 shares of Common Stock, 99.99% of the outstanding partnership interests of EB Services Company, LLP ("EB Services"), with EB Services Corp. retaining a 0.01% general partnership interest. The transactions described in this and the preceding paragraph (collectively, the "Reorganization") have been or will be made pursuant to the terms of certain contribution, assignment and exchange agreements (collectively, the "Reorganization Agreements") among EB, EBOA, Elbo, EB Services Corp., EB Services, the Selling Securityholder (collectively, the "Affiliated Entities") and the Kim Shareholders.

         2. Representations and Warranties of the Company.

         (a) The Company represents and warrants to, and agrees with, each of the several Underwriters and the Selling Securityholder that:


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                  (i) A registration statement on Form S-1 (File No. 333-48523)
         with respect to the Securities, including a prospectus subject to completion, has been filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), and one or more amendments to such registration statement may have been so filed. After the execution of this Agreement, the Company will file with the Commission either (A) if such registration statement, as it may have been amended, has been declared by the Commission to be effective under the Act, either (1) if the Company relies on Rule 434 under the Act, a Term Sheet (as hereinafter defined) relating to the Securities, that shall identify the Preliminary Prospectus (as hereinafter defined) that it supplements containing such information as is required or permitted by Rules 434, 430A and 424(b) under the Act or (2) if the Company does not rely on Rule 434 under the Act, a prospectus in the form most recently included in an amendment to such registration statement (or, if no such amendment shall have been filed, in such registration statement), with such changes or insertions as are required by Rule 430A under the Act or permitted by Rule 424(b) under the Act, and in the case of either clause (A)(1) or (A)(2) of this sentence as have been provided to and approved by the Representatives prior to the execution of this Agreement, or (B) if such registration statement, as it may have been amended, has not been declared by the Commission to be effective under the Act, an amendment to such registration statement, including a form of prospectus, a copy of which amendment has been furnished to and approved by the Representatives prior to the execution of this Agreement. The Company may also file a related registration statement with the Commission pursuant to Rule 462(b) under the Act for the purpose of registering certain additional Securities, which registration shall be effective upon filing with the Commission. As used in this Agreement, the term "Original Registration Statement" means the registration statement initially filed relating to the Securities, as amended at the time when it was or is declared effective, including all financial schedules and exhibits thereto and including any information omitted therefrom pursuant to Rule 430A under the Act and included in the Prospectus (as hereinafter defined); the term "Rule 462(b) Registration Statement" means any registration statement filed with the Commission pursuant to Rule 462(b) under the Act (including the Registration Statement and any Preliminary Prospectus or Prospectus incorporated therein at the time such Registration Statement becomes effective); the term "Registration Statement" includes both the Original Registration Statement and any Rule 462(b) Registration Statement; the term "Preliminary Prospectus" means each prospectus subject to completion filed with the Registration Statement or any amendment thereto (including the prospectus subject to completion, if any, included in the Registration Statement or any amendment thereto at the time it was or is declared effective); the term "Prospectus" means:

                           (A) If the Company relies on Rule 434 under the Act,
                  the Term Sheet relating to the Securities that is first filed pursuant to Rule 424(b)(7) under the Act, together with the Preliminary Prospectus identified therein that such Term Sheet supplements;


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                           (B) if the Company does not rely on Rule 434 under
                  the Act, the prospectus first filed with the Commission pursuant to Rule 424(b) under the Act; or

                           (C) if the Company does not rely on Rule 434 under
                  the Act and if no prospectus is required to be filed pursuant to Rule 424(b) under the Act, the prospectus included in the Registration Statement,

         and the term "Term Sheet" means any term sheet that satisfies the requirements of Rule 434 under the Act. Any reference herein to the "date" of a Prospectus that includes a Term Sheet shall mean the date of such Term Sheet.

                  (ii) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus. When any Preliminary Prospectus dated July 6, 1998 or any later date was filed with the Commission it (A) contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (B) did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. When the Registration Statement or any amendment thereto was or is declared effective, it (A) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of the Act and the rules and regulations of the Commission thereunder and (B) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. When the Prospectus or any Term Sheet that is a part thereof or any amendment or supplement to the Prospectus is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or part thereof or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective) and on the Firm Closing Date and any Option Closing Date (both as hereinafter defined), the Prospectus, as amended or supplemented at any such time,
         (A) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the respective rules and regulations of the Commission thereunder and (B) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (ii) do not apply to statements or omissions made in any Preliminary Prospectus, the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein.


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                  (iii) If the Company has elected to rely on Rule 462(b) and the Rule 462(b) Registration Statement has not been declared effective
         (A) the Company has filed a Rule 462(b) Registration Statement in compliance with and that is effective upon filing pursuant to Rule 462(b) and has received confirmation of its receipt and (B) the Company has given irrevocable instructions for transmission of the applicable filing fee in connection with the filing of the Rule 462(b) Registration Statement, in compliance with Rule 111 promulgated under the Act or the Commission has received payment of such filing fee.

                  (iv) The Company and each of its subsidiaries and Affiliated Entities have been duly organized and are validly existing as corporations under the laws of their respective jurisdictions and are duly qualified to transact business as foreign corporations and are in good standing under the laws of all other jurisdictions where the ownership or leasing of their respective properties or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified does not amount to a material liability or disability to the Company and each of its subsidiaries, taken as a whole.

                  (v) Except as otherwise described in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) the Company and each of its subsidiaries have full power (corporate and other) to own or lease their respective properties and conduct their respective businesses, and the Company has full power (corporate and other) to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by it.

                  (vi) The Company has an authorized, issued and outstanding capitalization as set forth in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus). All of the issued shares of capital stock of the Company (including but not limited to the Securities being sold by the Selling Securityholder) have been duly authorized and validly issued and are fully paid and nonassessable. The Firm Securities and Option Securities have been duly authorized and at the Firm Closing Date or the related Option Closing Date (as the case may be), after payment therefor in accordance herewith, will be validly issued, fully paid and nonassessable. No holders of outstanding shares of capital stock of the Company are entitled as such to any preemptive or other rights to subscribe for any of the Securities, and no holder of securities of the Company has any right which has not been fully exercised or waived to require the Company to register the offer or sale of any securities owned by such holder under the Act in the public contemplated by this Agreement.

                  (vii) The issued and outstanding shares of capital stock of each of the Company's subsidiaries have been duly authorized and validly issued and are fully paid and nonassessable and are owned beneficially by the Company free and clear of security interests, liens, encumbrances or claims.

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                  (viii) Except for the shares of capital stock of each of the subsidiaries listed on Exhibit 21.1 to the Registration Statement, the Company does not, directly or indirectly, own any shares of stock or any other equity securities of any corporation or have any equity interest in any firm, partnership, association or other entity, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                  (ix) The capital stock of the Company conforms to the description thereof contained in the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus.

                  (x) The consolidated financial statements and schedules of the Company and its consolidated subsidiaries included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) fairly present the financial position of the Company and its consolidated subsidiaries and the results of operations and changes in financial condition as of the dates and periods therein specified. Such financial statements and schedules have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise noted therein). The selected consolidated financial data set forth under the caption "Selected Consolidated Financial and Operating Data" in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) fairly present, on the basis stated in the Prospectus (or such Preliminary Prospectus), the information included therein.

                  (xi) KPMG Peat Marwick LLP, who have audited certain financial statements of the Company and its consolidated subsidiaries and delivered their report with respect to the audited consolidated and combined financial statements and schedules included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), are independent public accountants as required by the Act and the applicable rules and regulations thereunder.

                  (xii) The execution and delivery of this Agreement have been duly authorized by the Company, and this Agreement has been duly executed and delivered by the Company and is the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting the rights and remedies of creditors generally and subject to general principles of equity whether in a court of law or equity.

                  (xiii) The execution and delivery of the Reorganization Agreements to which the Company and the Affiliated Entities are parties have been duly authorized by the Company and the Affiliated Entities, as the case may be, and the Reorganization Agreements have been duly executed and delivered by the Company, the Affiliated

         Entities and the Kim Shareholders and are the valid and binding agreements of the Company, the Affiliated Entities and the Kim Shareholders, enforceable against the Company, the Affiliated Entities and the Kim Shareholders in accordance with their respective terms , except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting the rights and remedies of creditors generally and subject to general principles of equity whether in a court of law or equity. The Reorganization has been consummated on the terms and conditions set forth in the Prospectus.

                  (xiv) No legal or governmental proceedings are pending to which the Company or any of its subsidiaries is a party or to which the property of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not described therein (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), and, no such proceedings have been threatened against the Company or any of its subsidiaries or with respect to any of its properties; and no contract or other document is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) or filed as required.

                  (xv) The issuance, offering and sale of the Securities being issued and sold by the Company to the Underwriters pursuant to this Agreement, the compliance by the Company with the other provisions of this Agreement and the consummation of the other transactions contemplated hereby and the consummation by the Company and the Affiliated Entities of the Reorganization do not (A) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained, such as may be required under state securities or blue sky laws and, if the registration statement filed with respect to the Securities (as amended) is not effective under the Act as of the time of the execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Act or (B) except as otherwise described in the Registration Statement or the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), conflict with or result in a breach or violation of any terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of its properties are bound, or the charter documents or bylaws of the Company or any of its subsidiaries or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to the Company or any of its subsidiaries, except, with respect to the Reorganization, any such conflict, breach, violation or default that would not have a material adverse effect on the condition (financial or otherwise), management, business prospects, net worth or results of operations of the Company and its subsidiaries.

                  (xvi) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), (A) neither the Company nor any of its subsidiaries has sustained any material loss or interference with its business or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding and there has not been any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), management, business prospects, net worth or results of operations of the Company or any of its subsidiaries; (B) neither the Company nor its subsidiaries, if applicable, has incurred any material liability or obligation, direct or contingent, nor entered into any material transaction, not in the ordinary course of business; (C) neither the Company nor any of its subsidiaries has purchased any of its outstanding capital stock, or declared, paid or otherwise made any dividend or distribution of any kind on its capital stock; and (D) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company and its consolidated subsidiaries, except in each case of this paragraph (xvi) as described in or contemplated by the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus.

                  (xvii) The Company has not, directly or indirectly, (A) taken any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (B) since the filing of the Registration Statement (1) sold, bid for, purchased or paid anyone any compensation for soliciting purchases of, the Securities or
         (2) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company (except for the sale of Securities by the Selling Securityholder under this Agreement).

                  (xviii) The Company and each of its subsidiaries have good and marketable title in fee simple to all items of real property and marketable title to all personal property owned by each of them, in each case free and clear of any security interests, liens, encumbrances, claims and other defects, except such as do not materially and adversely affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company or any such subsidiary and any real property and buildings held under lease by the Company or any such subsidiary are held under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company or any such subsidiary, in each case of this paragraph (xviii) except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                  (xix) No labor dispute with the employees of the Company or any of its subsidiaries exists or, to the best of the Company's knowledge, is threatened or imminent that would have a material adverse effect on the condition (financial or otherwise), management, business prospects, net worth or results of operations of the Company and its subsidiaries, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                  (xx) The Company and its subsidiaries own or possess, or can acquire on reasonable terms, all material patents, patent applications, trademarks, service marks, trade names, licenses, copyrights and proprietary or other confidential information currently used by them in connection with their respective businesses, and neither the Company nor any such subsidiary has received any notice of, or has any reasonable belief that its use constitutes, an infringement of or conflict with asserted rights of any third party with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the condition (financial or otherwise), management, business prospects, net worth or results of operations of the Company or such subsidiary, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                  (xxi) The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the business in which they are engaged; neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for; and the neither Company nor any such subsidiary has reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a material adverse effect on the condition (financial or otherwise), management, business prospects, net worth or results of operations of the Company and its subsidiaries, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                  (xxii) The Company and its subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct its business except where failure to possess such certificates, authorizations and permits would not have a material adverse effect on the condition (financial or otherwise), management, business prospects, net worth or results of operations of the Company or any of its subsidiaries, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the condition (financial or otherwise), management, business prospects, net worth or results of operations of the Company and its subsidiaries, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                  (xxiii) The Company will conduct its operations in a manner that will not subject it to registration as an investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and consummation of the transactions herein contemplated will not cause the Company to become an investment company subject to registration under the Investment Company Act.

                  (xxiv) The Company and its subsidiaries have filed all foreign, federal, state and local tax returns that are required to be filed or have requested extensions thereof (except in any case in which the failure so to file would not have a material adverse effect on the condition (financial or otherwise), management, business prospects, net worth or results of operations of the Company or any of its subsidiaries and have paid all taxes required to be paid by them and any other assessment, fine or penalty levied against them, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) or except as would not otherwise have a material adverse effect on the condition (financial or otherwise), management, business prospects, net worth or results of operations of the Company and its subsidiaries.

                  (xxv) Neither the Company nor any of its subsidiaries is in violation of any federal or state law or regulation relating to (A) the environment or hazardous or toxic substances or wastes, pollutants or contaminants or to the storage, handling or transportation of hazardous or toxic materials ("Environmental Laws") or (B) occupational safety and health and the Company and its subsidiaries have received all permits, licenses or other approvals required of it under applicable federal and state Environmental Laws and occupational safety and health laws and regulations to conduct their respective businesses, and the Company and each such subsidiary is in compliance with all terms and conditions of any such permit, license or approval, except for any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which would not, singly or in the aggregate, have a material adverse effect on the condition (financial or otherwise), management, business prospects, net worth or results of operations of the Company and its subsidiaries, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus). Neither the Company nor any of its subsidiaries has any pending or, to the best of the Company's knowledge, threatened environmental or occupational safety and health claims against it nor are there circumstances with respect to any property or operations of the Company or any such subsidiary that could reasonably be anticipated to form the basis of a claim against the Company under any Environmental Laws or occupational health and safety laws and regulations which, singly or in the aggregate, would have a material adverse effect on the condition (financial or otherwise), management, business prospects, net worth or results of operations of the Company and its subsidiaries, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent
         Preliminary Prospectus).

                  (xxvi) Each certificate signed by any officer of the Company in his or her capacity as such and delivered to the Representatives or counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

                  (xxvii) The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management's general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (C) access to assets is permitted only in accordance with management's general or specific authorization; and
         (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (xxviii) Except as disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), no default exists, and no event has occurred which, with notice or lapse of time or both, would constitute a default in the due performance and observance of any term, covenant or condition of any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties is bound, except any such default that would not have a material adverse effect on the condition (financial or otherwise), management, business prospects, net worth or results of operations of the Company and its subsidiaries.

                  (xxix) Except as disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), there are no outstanding (A) securities or obligations of the Company or any of its subsidiaries convertible into or exchangeable for any capital stock of the Company or any such subsidiary, (B) warrants, rights or options to subscribe for or purchase from the Company or any such subsidiary any such capital stock or any such convertible or exchangeable securities or obligations or (C) obligations of the Company or any such subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

                  (xxx) The Company has not distributed and, prior to the later of (A) the Firm Closing Date and (B) the completion of the distribution of the Securities, will not distribute any offering material in connection with the offering and sale of the Securities other than the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus, or any materials, if any, permitted by the Act.

                  (xxxi) The Company and its subsidiaries have complied with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida) to the extent such provisions are applicable to the Company and its subsidiaries.

                  (xxxii) No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's property or assets to the Company or any other subsidiary of the Company, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                  (xxxiii) All offers and sales of the Company's capital stock prior to the date hereof were at all relevant times exempt from the registration requirements of the Act, and were the subject of an available exemption from the registration requirements of all applicable state securities or blue sky laws.

         (b) The Selling Securityholder represents and warrants to, and agrees with, each of the several Underwriters that:

                  (i) The Selling Securityholder has been duly organized and is validly existing as a corporation under the laws of its jurisdiction of incorporation and is duly qualified to transact business as a foreign corporation and is in good standing under the laws of all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified does not amount to a material liability or disability to the Selling Securityholder.

                  (ii) Such Selling Securityholder has full power and authority (corporate and other) to enter into this Agreement and to sell, assign, transfer and deliver to the Underwriters the Securities to be sold by such Selling Securityholder hereunder in accordance with the terms of this Agreement; and this Agreement has been duly executed and delivered by such Selling Securityholder and is the valid and binding agreement of such Selling Securityholder, enforceable against such Selling Securityholder in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting the rights and remedies of creditors generally and subject to general principles of equity whether in a court of law or equity.

                  (iii) Such Selling Securityholder has full power and authority (corporate and other) to enter into the Reorganization Agreements to which it is a party; and such Reorganization Agreements have been duly executed and delivered by such Selling Securityholder and are the valid and binding agreements of such Selling Securityholder, enforceable against such Selling Securityholder in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting the rights and remedies of creditors generally and subject to general principles of equity whether in a court of law or equity.

                  (iv) Such Selling Securityholder has duly executed and delivered a power of attorney and custody agreement (with respect to such Selling Securityholder, the "Custody Agreement") in the form heretofore delivered to the Representatives, appointing James J. Kim, Joseph J. Firestone, John R. Panichello, and each of them as such Selling Securityholder's attorney-in-fact (the "Attorneys-in-Fact") with authority to execute, deliver and perform this Agreement on behalf of the Selling Securityholder and appointing First Chicago Trust Company of New York, as custodian thereunder (the "Custodian"). Certificates in negotiable form, endorsed in blank or accompanied by blank stock powers duly executed, with signatures appropriately guaranteed, representing the Securities to be sold by such Selling Securityholder hereunder have been deposited with the Custodian pursuant to the Custody Agreement for the purpose of delivery pursuant to this Agreement. Such Selling Securityholder has full power and authority (corporate and other) to enter into the Custody Agreement and to perform its obligations under the Custody Agreement. The Custody Agreement has been duly executed and delivered by such Selling Securityholder and, assuming due authorization, execution and delivery by the Custodian, is the valid and binding agreement of such Selling Securityholder, enforceable against such Selling Securityholder in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting the rights and remedies of creditors generally and subject to general principles of equity whether in a court of law or equity.

                  (v) Such Selling Securityholder agrees that each of the Securities represented by the certificates held in custody under the Custody Agreement is subject to the interests of the Underwriters hereunder, that the arrangements made for such custody, the appointment of the Attorneys-in-Fact and the right, power and authority of the Attorneys- in-Fact to execute and deliver this Agreement, to agree on the price at which the Securities (including the Selling Securityholder's Securities) are to be sold to the Underwriters, and to carry out the terms of this Agreement, are to the extent provided in the Custody Agreement irrevocable and that the obligations of the Selling Securityholder hereunder shall not be terminated, except as provided in this Agreement or the Custody Agreement, by any act of the Selling Securityholder, by operation of law or otherwise.

                  (vi) Such Selling Securityholder is the lawful record and beneficial owner of the Securities to be sold by such Selling Securityholder hereunder and upon sale and delivery of, and payment for, such Securities as provided herein, the Selling Securityholder will convey good and marketable title to such Securities, free and clear of any security interests, liens, encumbrances, claims or other defects.

                  (vii) Such Selling Securityholder has not, directly or indirectly, (A) taken any action designed to cause or result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (B) since the filing of the Registration Statement (1) sold, bid for, purchased or paid anyone any compensation for soliciting purchases of, the Securities or (2) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company (except for the sale of Securities by such Selling Securityholder under this Agreement).

                  (viii) The sale by such Selling Securityholder of Securities pursuant hereto is not prompted by any adverse information concerning the Company that is not set forth in the Registration Statement or the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                  (ix) The sale of the Securities to the Underwriters by such Selling Securityholder pursuant to this Agreement, the compliance by such Selling Securityholder with the other provisions of this Agreement and the Custody Agreement and the consummation of the other transactions contemplated hereby and the consummation by such Selling Securityholder of the transactions contemplated by the Reorganization Agreements do not (A) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as has been obtained, such as may be required under state securities or blue sky laws and, if the registration statement filed with respect to the Securities (as amended) is not effective under the Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Act or (B) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under any indenture, mortgage, deed of trust, lease or other material agreement or instrument to which such Selling Securityholder is a party or by which such Selling Securityholder or any of such Selling Securityholder's properties are bound, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to such Selling Securityholder.

                  (x) To the extent that any statements or omissions are made in the Registration Statement, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by such Selling Securityholder specifically for use therein, such information in the Preliminary Prospectus, the Registration Statement or the Prospectus and any amendments or supplements thereto, when they become effective or are filed with the Commission, as the case may be, did and will conform in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading. Such Selling Securityholder has reviewed the Prospectus (or if the Prospectus is not in existence, the most recent Preliminary
         Prospectus) and the Registration Statement, and the information regarding such Selling Securityholder set forth therein under the caption "Principal and Selling Shareholders" is complete and accurate.

                  (xi) Such Selling Securityholder has not distributed and, prior to the later of (A) the Firm Closing Date and (B) the completion of the distribution of the Securities, will not distribute any offering material in connection with the offering and sale of the Securities other than the Registration Statement or any amendment thereto, any Preliminary Prospectus and the Prospectus or any supplement or amendment thereto, or any materials, if any permitted by the Act.

         3.       Purchase, Sale and Delivery of the Securities.

         (a) On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to, and the Selling Securityholder agree to sell to, each of the Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase from the Company and the Selling Securityholder at a purchase price of $_____ per share, the number of Firm Securities set forth opposite the name of such Underwriter in Schedule 1 hereto. The Company's Firm Securities shall consist of 4,375,000 shares of Common Stock and the Selling Securityholder's Firm Securities shall consist of 1,875,000 shares of Common Stock. The number of Firm Securities to be purchased by each Underwriter from the Company and each Selling Securityholder shall be as nearly as practicable in the same proportion to the total number of Firm Securities being sold by the Company and each Selling Securityholder (with the number of shares to be sold by each Selling Securityholder being set forth opposite such Selling Securityholder's name in Schedule 2 hereto) as the total number of Firm Securities to be purchased by such Underwriter bears to the total number of Firm Securities to be purchased by the Underwriters hereunder. One or more certificates in definitive form for the Firm Securities that the several Underwriters have agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Representatives request upon notice to the Company and the Selling Securityholder at least 48 hours prior to the Firm Closing Date, shall be delivered by or on behalf of the Company and the Selling Securityholder to the Representatives for the respective accounts of the Underwriters, against payment by or on behalf of the Underwriters of the purchase price therefor by wire transfer payable in same-day funds (the "Wired Funds") to the account of the Company in the case of the Company's Firm Securities and to the order of the Custodian in the case of the

Selling Securityholder's Firm Securities. Such delivery of and payment for the Firm Securities shall be made at the offices of King & Spalding, 1185 Avenue of the Americas, New York, New York 10036-4003 at 9:30 A.M., New York City time, on July___, 1998; or at such other place, time or date as the Representatives and the Company may agree upon or as the Representatives may determine pursuant to
Section 9 hereof, such time and date of delivery against payment being herein referred to as the "Firm Closing Date". The Company and the Selling Securityholder will make such certificate or certificates for the Firm Securities available for checking and packagingby the Representatives at the offices of the Company's transfer agent or registrar or of Prudential Securities Incorporated in New York, New York at least 24 hours prior to the Firm Closing Date.

         (b) For the purpose of covering any over-allotments in connection with the distribution and sale of the Firm Securities as contemplated by the Prospectus, the Selling Securityholder hereby grants to the several Underwriters an option to purchase, severally and not jointly, the Option Securities. The purchase price to be paid for any Option Securities shall be the same price per share as the price per share for the Firm Securities set forth above in paragraph (a) of this Section 3. The option granted hereby may be exercised as to all or any part of the Option Securities from time to time within thirty days after the date of the Prospectus (or, if such 30th day shall be a Saturday or Sunday or a holiday, on the next business day thereafter when the Nasdaq Stock Market's National Market (the "Nasdaq National Market") is open for trading). The Underwriters shall not be under any obligation to purchase any of the Option Securities prior to the exercise of such option. The Representatives may from time to time exercise the option granted hereby by giving notice in writing or by telephone (confirmed in writing) to the Selling Securityholder setting forth the aggregate number of Option Securities as to which the several Underwriters are then exercising the option and the date and time for delivery of and payment for such Option Securities. Any such date of delivery shall be determined by the Representatives but shall not be earlier than two business days or later than five business days after such exercise of the option and, in any event, shall not be earlier than the Firm Closing Date. The time and date set forth in such notice, or such other time on such other date as the Representatives and the Selling Securityholder may agree upon or as the Representatives may determine pursuant to Section 9 hereof, is herein called the "Option Closing Date" with respect to such Option Securities. Upon exercise of the option as provided herein, the Selling Securityholder shall become obligated to sell to each of the several Underwriters, and, subject to the terms and conditions herein set forth, each of the Underwriters (severally and not jointly) shall become obligated to purchase from the Company, the same percentage of the total number of the Option Securities as to which the several Underwriters are then exercising the option as such Underwriter is obligated to purchase of the aggregate number of Firm Securities, as adjusted by the Representatives in such manner as they deem advisable to avoid fractional shares. If the option is exercised as to all or any portion of the Option Securities, one or more certificates in definitive form for such Option Securities, and payment therefor, shall be delivered on the related Option Closing Date in the manner, and upon the terms and conditions, set forth in paragraph (a) of this Section 3 with respect to the sale of the Firm Securities, except that reference therein to the Firm Securities and the Firm Closing Date shall be deemed, for purposes of this paragraph (b), to refer to such Option Securities and Option Closing Date, respectively.

(c) The Company and the Selling Securityholder hereby acknowledge that the wire transfer by or on behalf of the Underwriters of the purchase price for any Securities does not constitute the closing of a purchase and sale of the Securities. Only execution and delivery of a receipt for Securities by the Underwriters indicates completion of the closing of a purchase of the Securities from the Company and the Selling Securityholder. Furthermore, in the event that the Underwriters wire funds to the Company and the Selling Securityholder prior to the completion of the closing of a purchase of the Securities, the Company and the Selling Security holder hereby acknowledge that until the Underwriters execute and deliver a receipt for the Securities, by facsimile or otherwise, the Company and the Selling Securityholder will not be entitled to the Wired Funds and shall return the Wired Funds to the Underwriters as soon as practicable (by wire transfer of same-day funds) upon demand. In the event that the closing of a purchase of the Securities is not completed and the Wired Funds are not returned by the Company and the Selling Securityholder to the Underwriters on the same day the Wired Funds were received by the Company and the Selling Securityholder, the Company and the Selling Securityholder agree to pay to the Underwriters in respect of each day the Wired Funds are not returned by it, in same- day funds, interest on the amount of Wired Funds in an amount representing the Underwriters' cost of financing as reasonably determined by Prudential Securities Incorporated. Upon satisfactory receipt of the Securities by the Underwriters in accordance with all the terms of this Agreement and the compliance by the Company and the Selling Securityholder with all terms of this Agreement to be performed on or before the Closing Date, the Underwriters shall execute the receipt described above for the Securities.

         (d) It is understood that either of you, individually and not as one of the Representatives, may (but shall not be obligated to) make payment on behalf of any Underwriter or Underwriters for any of the Securities to be purchased by such Underwriter or Underwriters. No such payment shall relieve such Underwriter or Underwriters from any of its or their obligations hereunder.

         4. Offering by the Underwriters. Upon your authorization of the release of the Firm Securities, the several Underwriters propose to offer the Firm Securities for sale to the public upon the terms set forth in the Prospectus.

         5. Covenants of the Company and the Selling Securityholder.

          (a) The Company covenants and agrees with each of the Underwriters that:

                  (i) The Company will use its best efforts to cause the Registration Statement, if not effective at the time of execution of this Agreement, and any amendments thereto to become effective as promptly as possible. If required, the Company will file the Prospectus or any Term Sheet that constitutes a part thereof and any amendment or supplement thereto with the Commission in the manner and within the time period required by Rules 434 and 424(b) under the Act. During any time when a prospectus relating to the Securities is required to be delivered under the Act, the Company (A) will comply with all requirements imposed upon it by the Act and the rules and regulations of the Commission thereunder to the extent necessary to permit the continuance of sales of or dealings in the Securities in accordance with the provisions hereof and of the Prospectus, as then amended or supplemented, and (B) will not file with the Commission the Prospectus, Term Sheet or the amendment referred to in the second sentence of Section 2(a)(i) hereof, any amendment or supplement to such Prospectus, Term Sheet or any amendment to the Registration Statement or any Rule 462(b) Registration Statement of which the Representatives previously have been advised and furnished with a copy for a reasonable period of time prior to the proposed filing and as to which filing the Representatives shall not have given their consent, which consent shall not have been unreasonably withheld. The Company will prepare and file with the Commission, in accordance with the rules and regulations of the Commission, promptly upon request by the Representatives or counsel for the Underwriters, any amendments to the Registration Statement or any Rule 462(b) Registration Statement or amendments or supplements to the Prospectus that may be necessary or advisable in connection with the distribution of the Securities by the several Underwriters, and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective by the Commission as promptly as possible. The Company will advise the Representatives, promptly after receiving notice thereof, of the time when the Registration Statement or any amendment thereto has been filed or declared effective or the Prospectus or any amendment or supplement thereto has been filed and will provide evidence reasonably satisfactory to the Representatives of each such filing or effectiveness.

                  (ii) The Company will advise the Representatives, promptly after receiving notice or obtaining knowledge thereof, of (A) the issuance by the Commission of any stop order suspending the effectiveness of the Original Registration Statement or any Rule 462(b) Registration Statement or any amendment thereto or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, (B) the suspension of the qualification of the Securities for offering or sale in any jurisdiction, (C) the institution, threatening or contemplation of any proceeding for any such purpose or (D) any request made by the Commission for amending the Original Registration Statement or any Rule 462(b) Registration Statement, for amending or supplementing any Preliminary Prospectus or the Prospectus or for additional information. The Company will use its best efforts to prevent the issuance of any such stop order and, if any such stop order is issued, to obtain the withdrawal thereof as promptly as possible.

                  (iii) The Company will arrange for the qualification of the Securities for offering and sale under the securities or blue sky laws of such jurisdictions as the Representatives may designate and will continue such qualifications in effect for as long as may be necessary to complete the distribution of the Securities; provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction.

         (iv) If, at any time prior to the later of (A) the final date when a prospectus relating to the Securities is required to be delivered under the Act or (B) the Option Closing Date, any event occurs as a result of which the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Prospectus to comply with the Act or the rules or regulations of the Commission thereunder, the Company will promptly notify the Representatives thereof and, subject to Section 5(a)(i) hereof, will prepare and file with the Commission, at the Company's expense, an amendment to the Registration Statement or an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance.

                  (v) The Company will, without charge, provide (A) to each of the Representatives and counsel for the Underwriters a signed copy of the registration statement originally filed with respect to the Securities and each amendment thereto and any Rule 462(b) Registration Statement (in each case including exhibits thereto), (B) to each other Underwriter, a conformed copy of such registration statement or any Rule 462(b) Registration Statement and each amendment thereto (in each case without exhibits thereto) and (C) so long as a prospectus relating to the Securities is required to be delivered under the Act, as many copies of each Preliminary Prospectus or the Prospectus or any amendment or supplement thereto as the Representatives may reasonably request; without limiting the application of clause (C) of this sentence, the Company, not later than (1) 6:00 PM, New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 10:00 AM, New York City time, on such date or (2) 2:00 PM, New York City time, on the business day following the date of determination of the public offering price, if such determination occurred after 10:00 AM, New York City time, on such date, will deliver to the Underwriters, without charge, as many copies of the Prospectus and any amendment or supplement thereto as the Representatives may reasonably request for purposes of confirming orders that are expected to settle on the Firm Closing Date.

                  (vi) The Company, as soon as practicable, will make generally available to its securityholders and to the Representatives a consolidated earnings statement of the Company and its subsidiaries that satisfies the provisions of Section 11(a) of the Act and Rule 158 thereunder.

                  (vii) The Company will apply the net proceeds from the sale of the Securities as set forth under "Use of Proceeds" in the Prospectus.

               (viii) The Company will not, directly or indirectly, without the prior written consent of Prudential Securities Incorporated, on behalf of the Underwriters, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, pledge, grant of any option to purchase or other sale or disposition) of any shares of Common Stock or any securities convertible into, or exchangeable or exercisable for, shares of Common Stock or other capital stock of the Company, or any right to purchase or acquire Common Stock or other capital stock of the Company for a period of 360 days after the date hereof, except (A) pursuant to this Agreement and (B) for issuances of options pursuant to stock option plans and employment agreements in existence on the date hereof or as disclosed in the Prospectus (or if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                  (ix) The Company will not, directly or indirectly, (A) take any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (B) (1) sell, bid for, purchase, or pay anyone any compensation for soliciting purchases of, the Securities or (2) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company (except for the sale of Securities by the Selling Securityholder under this Agreement).

                  (x) If at any time during the 25-day period after the Registration Statement becomes effective or the period prior to the Option Closing Date, any rumor, publication or event relating to or affecting the Company or its subsidiaries shall occur as a result of which in your reasonable opinion the market price of the Common Stock has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus), the Company will, after notice from you advising the Company to the effect set forth above, forthwith prepare, consult with you concerning the substance of, and disseminate a press release or other public statement, reasonably satisfactory to you, responding to or commenting on such rumor, publication or event.

                  (xi) The Company will obtain the agreements described in
         Section 7(h) hereof from all persons other than the Selling Securityholder prior to the Firm Closing Date.

                  (xii) The Company will cause the Securities to be issued and sold by it to be duly included for quotation on the Nasdaq National Market prior to the Firm Closing Date. The Company will ensure that the Securities remain included for quotation on the Nasdaq National Market or will be listed on a national exchange following the Firm Closing Date for a period of at least two years.

                  (xiii) During a period of five years from the effective date of the Registration Statement, the Company will furnish to you and, upon request, to each of the other Underwriters, without charge, (A) copies of all reports or other communications (financial or other) furnished to securityholders, (B) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange and (C) such additional publicly available information concerning the business and financial condition of the Company and its subsidiaries, if any, as you may reasonably request.

                  (xiv) If the Company elects to rely on Rule 462(b), the Company shall both file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) and pay the applicable fees in accordance with Rule 111 promulgated under the Act by the earlier of
         (A) 10:00 P.M. Eastern time on the date of this Agreement and (B) the time confirmations are sent or given, as specified by Rule 462(b)(2).

         (b) The Selling Securityholder covenants and agrees with each of the Underwriters that:

                  (i) Such Selling Securityholder will not, directly or indirectly, without the prior written consent of Prudential Securities Incorporated, on behalf of the Underwriters, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, pledge, grant of any option to purchase or other sale or disposition) of any shares of Common Stock or any securities convertible into, or exchangeable or exercisable for, Common Stock or other capital stock of the Company, or any right to purchase or acquire Common Stock or other capital stock of the Company for a period of 360 days after the date hereof, except (A) pursuant to this Agreement or
         (B) as consented to in writing by Prudential Securities Incorporated.

                  (ii) Such Selling Securityholder will not, directly or indirectly, (A) take any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (B) (1) sell, bid for, purchase, or pay anyone any compensation for soliciting purchases of, the Securities or (2) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company (except for the sale of Securities by the Selling Securityholder under this Agreement).

                  (iii) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Internal Revenue Code of 1986, as amended, with respect to the transactions herein contemplated, such Selling Securityholder agrees to deliver to the Representatives prior to or on the Firm Closing Date a properly completed and executed United States Treasury Department Form W-8 or W-9 (or other applicable form or statement specified by the Treasury Department regulations in lieu thereof).

         6. Expenses. The Company will pay all costs and expenses incident to the performance of the obligations of the Company and the Selling Securityholder under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 12 hereof, including all costs and expenses incident to (a) the printing or other production of documents with respect to the transactions, including any costs of printing the registration statement originally filed with respect to the Securities and any amendment thereto, any Rule 462(b) Registration Statement, any Preliminary Prospectus and the Prospectus and any amendment or supplement thereto, this Agreement and any blue sky memoranda,
(b) all arrangements relating to the delivery to the Underwriters of copies of the foregoing documents, (c) the fees and disbursements of the counsel, the accountants and any other experts or advisors retained by the Company,
(d) preparation, issuance and delivery to the Underwriters of any certificates evidencing the Securities, including transfer agent's and registrar's fees and the Custodian's fees, (e) the qualification of the Securities under state securities and blue sky laws, including filing fees and reasonable fees and disbursements of counsel for the Underwriters relating thereto, (f) the filing fees of the Commission and the National Association of Securities Dealers, Inc. relating to the Securities, (g) any listing of the Securities on the Nasdaq National Market, (h) any meetings with prospective investors in the Securities (other than as shall have been specifically approved by the Representatives to be paid for by the Underwriters) and (i) advertising relating to the offering of the Securities (other than as shall have been specifically approved by the Representatives to be paid for by the Underwriters). Any transfer taxes imposed on the sale of the Securities to the several Underwriters will be paid by the Company and the Selling Securityholder pro rata. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 7 hereof is not satisfied, because this Agreement is terminated pursuant to Section 12 hereof (other than Section 12(a)(v) hereof) or because of any failure, refusal or inability on the part of the Company or the Selling Securityholder to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters upon demand for all reasonable out-of-pocket expenses (including reasonable counsel fees and disbursements) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities. The Company and the Selling Securityholder shall not in any event be liable to any of the Underwriters for the loss of anticipated profits from the transactions covered by this Agreement.

         7. Conditions of the Underwriters' Obligations. The obligations of the several Underwriters to purchase and pay for the Firm Securities shall be subject, in the Representatives' sole discretion, to the accuracy of the representations and warranties of the Company and the Selling Securityholder contained herein as of the date hereof and as of the Firm Closing Date, as if made on and as of the Firm Closing Date, to the accuracy of the statements of the Company's officers made pursuant to the provisions hereof, to the performance by the Company and the

Selling Securityholder of its covenants and agreements hereunder and to the following additional conditions:

          (a) If the Original Registration Statement or any amendment thereto filed prior to the Firm Closing Date has not been declared effective as of the time of execution hereof, the Original Registration Statement or such amendment and, if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have been declared effective not later than the earlier of (i) 11:00 A.M., New York time, on the date on which the amendment to the registration statement originally filed with respect to the Securities or to the Registration Statement, as the case may be, containing information regarding the initial public offering price of the Securities has been filed with the Commission and (ii) the time confirmations are sent or given as specified by Rule 462(b)(2) or, with respect to the Original Registration Statement, such later time and date as shall have been consented to by the Representatives; if required, the Prospectus or any Term Sheet that constitutes a part thereof and any amendment or supplement thereto shall have been filed with the Commission in the manner and within the time period required by Rules 434 and 424(b) under the Act; no stop order suspending the effectiveness of the Registration Statement or any amendment thereto shall have been issued, and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge of the Company or the Representatives, shall be contemplated by the Commission; and the Company shall have complied with any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise).

          (b) The Representatives shall have received an opinion, dated the Firm Closing Date, of Klehr, Harrison, Harvey, Branzburg & Ellers LLP, counsel for the Company, to the effect that:

               (i) The Company, EBOA and Elbo have been duly organized and are validly existing as corporations in good standing under the laws of their respective jurisdictions and are duly qualified to transact business as foreign corporations and are in good standing under the laws of all other jurisdictions where the ownership or leasing of their respective properties or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the condition (financial or otherwise), management, business prospects, net worth or results of operations of the Company and its subsidiaries.

              (ii) Except as disclosed in the Prospectus, the Company and each of the Company's domestic subsidiaries listed in Exhibit 21.1 to the Registration Statement (the "Domestic Subsidiaries") have the corporate power to own or lease their respective properties and conduct their respective businesses as described in the Registration Statement and the Prospectus, and the Company has the corporate power to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by it.

               (iii) The Company has an authorized, issued and outstanding capitalization as set forth in the Prospectus; all of the issued shares of capital stock of the Company (including but not limited to the Securities being sold by the Selling Securityholder) have been duly authorized and validly issued and are fully paid and nonassessable, have been issued in compliance with all applicable federal and state securities laws and were not issued in violation of or subject to any statutory or, to such counsel's knowledge, contractual preemptive rights or other rights to subscribe for or purchase securities; the Securities being issued and sold by the Company have been duly authorized by all necessary corporate action of the Company and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be validly issued, fully paid and nonassessable; the Securities have been duly listed for trading on the Nasdaq National Market; no holders of outstanding shares of capital stock of the Company are entitled as such to any preemptive or other rights to subscribe for any of the Securities; and, except as disclosed in the Prospectus, no holders of securities of the Company are entitled to have such securities registered under the Registration Statement.

               (iv) (A) the issued and outstanding shares of capital stock of each of the Domestic Subsidiaries have been duly authorized and validly issued and are fully paid and nonassessable and, to the knowledge of such counsel, are owned beneficially by the Company free and clear of security interests, liens, encumbrances or claims and (B) to the knowledge of such counsel, other than the subsidiaries and the entities of the Company listed in exhibit 21.1 to the Registration Statement (the "Subsidiaries"), the Company does not directly or indirectly own any shares of stock or any other equity securities of any corporation or have any direct or indirect equity interest in any firm, partnership, association or other entity, which corporation, firm, partnership, association or other entity would, individually or when aggregated with all such other corporations, firms, partnerships, associations or other entities, be considered a "significant subsidiary" within the meaning of Rule 1-02 of Regulation S-X under the Act.

              (v) The capital stock of the Company conforms as to legal matters in all material respects to the description thereof contained in the Prospectus under the caption "Description of Capital Stock," and the statements set forth under the headings "Reorganization" and "Business
         - Legal Proceedings" in the Prospectus, insofar as such statements constitute a summary of the legal matters, documents and proceedings referred to therein, provide a fair summary of such legal matters, documents and proceedings.

               (vi) The execution and delivery of this Agreement have been duly authorized by all necessary corporate action of the Company, and this Agreement has been duly executed and delivered by the Company.

              (vii) The execution and delivery of the Reorganization Agreements to which the Company and the Affiliated Entities are parties have been duly authorized by the Company and the Affiliated Entities, as the case may be, and the Reorganization Agreements have been duly executed and delivered by the Company, the Affiliated Entities and the Kim Shareholders and are the valid and binding agreements of the Company, the Affiliated Entities and the Kim Shareholders, enforceable against the Company, the Affiliated Entities and the Kim Shareholders in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors' rights generally and subject to general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity). The Reorganization has been consummated on the terms and conditions set forth in the Prospectus.

              (viii) To such counsel's knowledge, (A) no legal or governmental proceedings are pending to which the Company or any of the Subsidiaries is a party or to which the property of the Company or any of the Subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not described therein, no such proceedings have been threatened against the Company or any of the Subsidiaries or with respect to any of their respective properties and (B) all contracts or other documents required by Item 601 of Regulation S-K to be filed as exhibits to the Registration Statement have been so filed.

              (ix) Except as disclosed in the Prospectus and except with respect to the UK Services Agreement as to which such counsel need express no opinion, the issuance, offering and sale of the Securities being issued and sold by the Company to the Underwriters pursuant to this Agreement, the compliance by the Company with the other provisions of this Agreement and the consummation of the transactions herein contemplated do not (A) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained and such as may be required under state securities or blue sky laws or (B) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, (1) any indenture, mortgage, deed of trust, lease or other agreement or instrument filed as an exhibit to the Registration Statement or any other material agreement otherwise known to such counsel to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries or any of their respective properties are bound, (2) the charter documents or by-laws of the Company or any of the Subsidiaries, or (3) any statute, rule or regulation, or any judgment, decree or order of any court or other governmental authority or any arbitrator known to such counsel, and applicable to the Company or any of the Subsidiaries.

              (x) To the knowledge of such counsel, (A) the Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, the absence of which could have a material adverse effect on the condition (financial or otherwise), management, business prospects, net worth or results of operations of the Company and the Subsidiaries, and (B) neither the Company nor any of the Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the condition (financial or otherwise), management, business prospects, net worth or results of operations of the Company and the Subsidiaries, except, in all cases, as described in or contemplated by the Prospectus.

              (xi) The Registration Statement is effective under the Act; any required filing of the Prospectus, or any Term Sheet that constitutes a part thereof, pursuant to Rules 434 and 424(b) has been made in the manner and within the time period required by Rules 434 and 424(b); and, to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement or any amendment thereto has been issued, and no proceedings for that purpose have been instituted or, to the knowledge of such counsel, are contemplated or threatened by the Commission.

              (xii) The registration statement originally filed with respect to the Securities and each amendment thereto, any Rule 462(b) Registration Statement and the Prospectus (in each case other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the rules and regulations of the Commission thereunder.

              (xiii) The Company is not an "investment company" under the Investment Company Act, and consummation of the transactions herein contemplated will not cause the Company to become an investment company subject to registration under the Investment Company Act.

              (xiv) To such counsel's knowledge, except as disclosed in the Prospectus, there are no outstanding (A) securities or obligations of the Company convertible into or exchangeable for any capital stock of the Company,
         (B) warrants, rights or options to subscribe for or purchase from the Company any such capital stock or any such convertible or exchangeable securities or obligations, or (C) obligations of the Company to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

              (xv) If the Company elects to rely on Rule 434, the Prospectus is not "materially different," as such term is used in Rule 434, from the prospectus included in the Registration Statement at the time of its effectiveness or any effective post-effective amendment thereto (including such information that is permitted to be omitted pursuant to Rule 430A).

         Such counsel shall also state that they have participated in conferences with officers and representatives of the Company at which the contents of the Prospectus and the Registration Statement and related matters and documents were discussed. The limitations inherent in the review of factual and other matters included in or contemplated by the Prospectus and the Registration Statement and the character of determinations involved in the registration process are such, however, that such counsel does not make any warranty or representation concerning, or assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Prospectus and the Registration Statement (other than as set forth in Section 7(b)(v) hereof). Based upon and subject to the foregoing, nothing has come to such counsel's attention which would lead them to believe that (A) the Registration Statement (other than the financial statements, including the notes thereto, and schedules and other financial and statistical data included therein, as to which they express no belief nor render any opinion), as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, and (B) the Prospectus (other than the financial statements, including the notes thereto, and schedules and other financial and statistical data included therein, as to which they express no belief nor render any opinion), as of its date or the date of such opinion, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials.

          References to the Registration Statement and the Prospectus in this paragraph (b) shall include any amendment or supplement thereto at the date of such opinion.

          (c) The Representatives shall have received an opinion, dated the Firm Closing Date, of Fladgate Fielder to the effect that:

               (i) Except as disclosed in the Prospectus, the issuance, offering and sale of the Securities being issued and sold by the Company to the Underwriters pursuant to this Agreement, the compliance by the Company with the other provisions of this Agreement and the consummation of the other transactions herein contemplated do not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, the UK Services Agreement.

               (d) The Representatives shall have received an opinion, dated the Firm Closing Date of, Klehr, Harrison, Harvey, Branzburg & Ellers LLP, counsel for the Selling Securityholder, to the effect that:

                    (i) Such Selling Securityholder has been duly incorporated and is validly existing as a corporation under the laws of its jurisdiction of incorporation and has the corporate power to own, lease and operate its properties and to execute, deliver and perform this Agreement and the Custody Agreement.

                    (ii) Such Selling Securityholder has full corporate power
               and authority to enter into this Agreement and the Custody Agreement. Such Selling Securityholder has duly authorized, executed and delivered this Agreement and the Custody Agreement, and the Custody Agreement constitutes the valid and binding agreement of such Selling Securityholder enforceable against such Selling Securityholder in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors' rights generally and subject to general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

                    (iii) Such Selling Securityholder has full corporate power and authority to enter into the Reorganization Agreements to which it is a party; and such Reorganization Agreements have been duly executed and delivered by such Selling Securityholder and are the valid and binding agreements of such Selling Securityholder, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors' rights generally and subject to general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

                    (iv) Immediately prior to the delivery of the Securities
               being sold by such Selling Securityholder, such Selling Securityholder was the sole registered owner of such Securities and, upon registration of such Securities in the names of the purchasers thereof or their nominees, assuming that such purchasers purchased such Securities in good faith without notice of any adverse claims as defined in
               Section 8-102 of the Uniform Commercial Code in effect in the state of New York, such purchasers will have acquired all the rights of such Selling Securityholder in such Securities free of any adverse claim, any lien in favor of the Company or restrictions on transfer imposed by the Company.

                    (v) Except as disclosed in the Prospectus and except with
                respect to the UK Services Agreement as to which such counsel need express no opinion, the sale of the Securities to the Underwriters by such Selling Securityholder pursuant to this Agreement, the compliance by the Selling Securityholder with the other provisions of this Agreement and the Custody Agreement and the consummation of the other transactions herein contemplated do not (A) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as has been obtained and such as may be required under state securities or blue sky laws or (B) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under any indenture, mortgage, deed of trust, lease or other material agreement or instrument to which a Selling Securityholder is a party or by which a Selling Securityholder or any of such Selling Securityholder's properties are bound, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator known to such counsel applicable to such Selling Securityholder.

                  In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company, the Selling Securityholder and public officials.

                  References to the Registration Statement and the Prospectus in this paragraph (d) shall include any amendment or supplement thereto at the date of such opinion.

                  (e) The Representatives shall have received an opinion, dated the Firm Closing Date, of King & Spalding, counsel for the Underwriters, with respect to the issuance and sale of the Firm Securities, the Registration Statement, the Prospectus and such other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

                  (f) The Representatives shall have received from KPMG Peat Marwick LLP a letter or letters dated, respectively, the date hereof and the Firm Closing Date, in form and substance satisfactory to the Representatives, to the effect that:

                    (i) they are independent accountants with respect to the
               Company and its consolidated subsidiaries within the meaning of the Act and the applicable rules and regulations thereunder;

                    (ii) in their opinion, the audited consolidated and combined financial statements and schedules of the Company included in the Registration Statement and the Prospectus comply in form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

                    (iii) on the basis of (A) a reading of the interim
               consolidated and combined financial data for the period from the date of the latest balance sheet included in the Registration Statement and the Prospectus to the date of the latest available interim consolidated financial data, (B) a reading of the minute books of the shareholders, the board of directors and any committees thereof of the Company and its consolidated subsidiaries, from February 1, 1998 through a date not more than five days prior to the date of such letter, and (C) inquiries of certain officials of the Company and its consolidated subsidiaries who have responsibility for financial and accounting matters, nothing came to their attention that caused them to believe that:

                         (Y) at the date of the latest available interim
                    consolidated financial data and at a specific date not more than five business days prior to the date of such letter, there was any change in long-term or short-term debt of the Company and its consolidated subsidiaries or any decreases in net current assets (working capital) or shareholders' equity of the Company and its consolidated subsidiaries, in each case compared with amounts shown on the January 31, 1998 audited consolidated and combined balance sheet included in the Registration Statement and the Prospectus, or for the period from January 31, 1998 to such specified date there were any decreases, as compared with the prior comparable period, in net sales or income before income taxes or total or per share amounts of net income of the Company and its consolidated subsidiaries, except in all instances for changes, decreases or increases set forth in such letter; and

                    (iv) they have carried out certain specified procedures (as requested by the Representatives), not constituting an audit, with respect to certain amounts, percentages and financial information that are derived from the general accounting records of the Company and its consolidated subsidiaries and are included in the Registration Statement and the Prospectus and have compared such amounts, percentages and financial information with such records of the Company and its consolidated subsidiaries and with information derived from such records and have found them to be in agreement, excluding any questions of legal interpretation.

               In the event that the letters referred to above set forth any such changes, decreases or increases, it shall be a further condition to the obligations of the Underwriters that (A) such letters shall be accompanied by a written explanation from the Company as to the significance thereof, unless the Representatives deem such explanation unnecessary, and (B) such changes, decreases or increases do not, in the sole judgment of the Representatives, make it impractical or inadvisable to proceed with the purchase and delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof.

               References to the Registration Statement and the Prospectus in this paragraph (f) with respect to either letter referred to above shall include any amendment or supplement thereto at the date of such letter.

               (g) The Representatives shall have received a certificate, dated the Firm Closing Date, of the principal executive officer and the principal financial or accounting officer of the Company to the effect that:

                    (i) the representations and warranties of the Company in
               this Agreement are true and correct as if made on and as of the Firm Closing Date; the Registration Statement, as amended as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company has performed all covenants and agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Firm Closing Date;

                    (ii) no stop order suspending the effectiveness of the
               Registration Statement or any amendment thereto has been issued, and no proceedings for that purpose have been instituted or, to the best of such officer's knowledge, are contemplated or threatened by the Commission; and

                    (iii) subsequent to the respective dates as of which
               information is given in the Registration Statement and the Prospectus, (A) neither the Company nor any of its subsidiaries has sustained any material loss or interference with its business or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has not been any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), management, business prospects, net worth or results of operations of the Company or its subsidiaries; (B) neither the Company nor any of its subsidiaries has incurred any material liability or obligation, direct or contingent, or entered into any material transaction not in the ordinary course of business; (C) neither the Company nor any of its subsidiaries has purchased any of its outstanding capital stock, or declared, paid or otherwise made any dividend or distribution of any kind on its capital stock; and (D) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company and its consolidated subsidiaries, except in each case as described in or contemplated by the Prospectus (exclusive of any amendment or supplement thereto).

               (h) The Representatives shall have received from the Selling Securityholder, the Kim Shareholders and each executive officer and director of the Company an agreement to the effect that such person or entity will not, directly or indirectly, without the prior written consent of Prudential Securities Incorporated, on behalf of the Underwriters, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, pledge, granted any option to purchase or other sale or disposition) of any shares of Common Stock or any securities convertible into, or exchangeable or exercisable for, shares of Common Stock or other capital stock of the Company, or any right to purchase or acquire Common Stock or other capital stock of the Company for a period of 360 days after the date of this Agreement, except (A) pursuant to this Agreement, (B) for issuances of options pursuant to stock option plans and employment agreements in existence on the date hereof and (C) pursuant to that letter agreement, dated July __, 1998, between Prudential Securities Incorporated and Mr. James J. Kim.

               (i) On or before the Firm Closing Date, the Representatives and counsel for the Underwriters shall have received such further certificates, documents or other information as they may have reasonably requested from the Company.

               (j) Prior to the commencement of the offering of the Securities, the Securities to be issued and sold by the Company shall have been included for quotation on the Nasdaq National Market.

               (k) The Underwriters shall have received a certificate from the Selling Securityholder, signed by the Selling Securityholder, dated the Firm Closing Date, to the effect that:

                    (i) the representations and warranties of the Selling
               Securityholder in this Agreement are true and correct as if made on and as of the Firm Closing Date;

                    (ii) with respect to statements or omissions in (A) the
               Registration Statement, as amended as of the Firm Closing Date, made in reliance upon and in conformity with written information furnished to the Company by the Selling Securityholder specifically for use therein, the Registration Statement does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, and (B) the Prospectus, as amended or supplemented as of the Firm Closing Date, made in reliance upon and in conformity with written information furnished to the Company by the Selling Securityholder specifically for use therein does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statement therein, in the light of the circumstances under which they were made, not misleading; and

                    (iii) the Selling Securityholder has performed all covenants and agreements on its part to be performed or satisfied at or prior to the Firm Closing Date.

         All opinions, certificates, letters and documents delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Representatives and counsel for the Underwriters. The Company shall furnish to the Representatives such conformed copies of such opinions, certificates, letters and documents in such quantities as the Representatives and counsel for the Underwriters shall reasonably request.

         The respective obligations of the several Underwriters to purchase and pay for any Option Securities shall be subject, in their discretion, to each of the foregoing conditions to purchase the Firm Securities, except that all references to the Firm Securities and the Firm Closing Date shall be deemed to refer to such Option Securities and the related Option Closing Date, respectively.

         8.       Indemnification and Contribution.

         (a) Except as provided in Section 8(e), the Company, the Selling Securityholder and the Kim Shareholders, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

                    (i) any untrue statement or alleged untrue statement made by the Company in Section 2 of this Agreement,

                    (ii) any untrue statement or alleged untrue statement of any material fact contained in (A) the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto or (B) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Securities under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application"),

                    (iii) the omission or alleged omission to state in the
               Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or

                    (iv) any untrue statement or alleged untrue statement of any material fact required to be stated in or necessary to make the statements in any audio or visual materials provided by the Company and used in connection with the marketing of the Securities, in light of the circumstances under which they were made, not misleading, including without limitation, slides, videos, films and tape recordings, and will reimburse, as incurred, each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that the Company, the Selling Securityholder and the Kim Shareholders will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or any Application in reliance upon and in conformity with written information furnished to the Company, the Selling Securityholder or the Kim Shareholders by such Underwriter through the Representatives specifically for use therein. This indemnity agreement will be in addition to any liability which the Company, the Selling Securityholder or the Kim Shareholders may otherwise have. The Company, the Selling Securityholder and the Kim Shareholders will not, without the prior written consent of the Underwriter or Underwriters purchasing, in the aggregate, more than fifty percent (50%) of the Securities, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not any such Underwriter or any person who controls any such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of all of the Underwriters and such controlling persons from all liability arising out of such claim, action, suit or proceeding.

          (b) Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, the Selling Securityholder, the Kim Shareholders and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company or any such director or officer of the Company, the Selling Securityholder, the Kim Shareholders or any such controlling person of the Company or the Selling Securityholder may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application or (ii) the omission or the alleged omission to state therein a material fact required to be stated in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person or the Selling Securityholder or the Kim Shareholders in connection with investigating or defending any such loss, claim, damage, liability or any action in respect thereof. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

          (c) Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such ction on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Representatives in the case of paragraph (a) of this
Section 8, representing the indemnified parties under such paragraph (a) who are parties to such action or actions) or (ii) the indemnifying party does not promptly retain counsel reasonably satisfactory to the indemnified party or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party.

          (d) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 8 is unavailable or insufficient, for any reason, to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Securities or
(ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company, the Selling Securityholder and the Kim Shareholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (before deducting expenses) received by the Company, the Selling Securityholder and the Kim Shareholders bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Securityholder or the Underwriters, the parties' relative intents, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. The Company, the Selling Securityholder and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the

Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to above in this paragraph (d). Notwithstanding any other provision of this paragraph (d), no Underwriter shall be obligated to make contributions hereunder that in the aggregate exceed the total public offering price of the Securities purchased by such Underwriter under this Agreement, less the aggregate amount of any damages that such Underwriter has otherwise been required to pay in respect of the same or any substantially similar claim, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute hereunder are several in proportion to their respective underwriting obligations and not joint, and contributions among Underwriters shall be governed by the provisions of the Prudential Securities Incorporated Master Agreement Among Underwriters. For purposes of this paragraph (d), each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company.

          (e) Notwithstanding anything contained herein to the contrary, the liability of the (i) Selling Securityholder under the indemnity and contribution agreements contained in this Section 8 shall be limited to an amount equal to the initial public offering price of the Securities to be sold by such Selling Securityholder to the Underwriters less the amount of the underwriting discount and commission paid thereon to the Underwriters by the Selling Securityholder, and (ii) Kim Shareholders under the indemnity and contribution agreements contained in this Section 8 shall be limited to an amount that equals the sum of (A) the amounts distributed to the Kim Shareholders in 1998, including any amounts to be distributed prior to completion of the Reorganization, plus (B) the value of any assets retained by EB pursuant to the Reorganization, as more fully described in "Certain Transactions" of the Prospectus, plus (C) an amount equal to the proceeds received by the Selling Securityholder in connection with the sale of the Securities. The parties hereto agree that the amounts referred to in the foregoing clauses (A) and (B) shall not exceed in the aggregate $50 million.

          9. Default of Underwriters. If one or more Underwriters default in their obligations to purchase Firm Securities or Option Securities hereunder and the aggregate number of such Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase is ten percent or less of the aggregate number of Firm Securities or Option Securities to be purchased by all of the Underwriters at such time hereunder, the other Underwriters may make arrangements satisfactory to the Representatives for the purchase of such Securities by other persons (who may include one or more of the non-defaulting Underwriters, including the Representatives), but if no such arrangements are made by the Firm Closing Date or the related Option Closing Date, as the case may be, the other Underwriters shall be obligated severally in proportion to their respective commitments hereunder to purchase the Firm Securities or Option

Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase. If one or more Underwriters so default with respect to an aggregate number of Securities that is more than ten percent of the aggregate number of Firm Securities or Option Securities, as the case may be, to be purchased by all of the Underwriters at such time hereunder, and if arrangements satisfactory to the Representatives are not made within 36 hours after such default for the purchase by other persons (who may include one or more of the non-defaulting Underwriters, including the Representatives) of the Securities with respect to which such default occurs, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company other than as provided in Section 11 hereof. Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company or the Selling Securityholder for damages caused by its default. In the event of any default by one or more Underwriters as described in this
Section 9, the Representatives shall have the right to postpone the Firm Closing Date or the Option Closing Date, as the case may be, established as provided in Section 3 hereof for not more than seven business days in order that any necessary changes may be made in the arrangements or documents for the purchase and delivery of the Firm Securities or Option Securities, as the case may be. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section 9. Nothing herein shall relieve any defaulting Underwriter from liability for its default.

     10. Default by Selling Securityholder. If on either the Firm Closing Date or the Option Closing Date, the Selling Securityholder fails to sell the Firm Securities or the Option Securities, whichever is applicable, that the Selling Securityholder has agreed to sell on such date as set forth herein, the Company agrees that it will sell that number of shares of Common Stock to the Underwriters which represents either the Selling Securityholder's Firm Securities or Option Securities, whichever is applicable, that the Selling Securityholder has failed to so sell or such lesser number as may be requested by you.

     11. Survival. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company and its officers, the Selling Securityholder and the several Underwriters set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors, the Selling Securityholder, any Underwriter or any controlling person referred to in Section 8 hereof and (ii) delivery of and payment for the Securities. The respective agreements, covenants, indemnities and other statements set forth in Sections 6 and 8 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

    12.      Termination.

     (a) This Agreement may be terminated with respect to the Firm Securities or any Option Securities in the sole discretion of the Representatives by notice to the Company or the Selling Securityholder given prior to the Firm Closing Date or the related Option Closing Date, respectively, in the event that the Company or the Selling Securityholder shall have failed, refused or been unable to perform all obligations and satisfy all conditions on their part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Firm Closing Date or such Option Closing Date, respectively,

                  (i) the Company or any of its subsidiaries shall have, in the sole judgment of the Representatives, sustained any material loss or interference with its business or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding or there shall have been any material adverse change, or any development involving a prospective material adverse change (including without limitation a change in management or control of the Company), in the condition (financial or otherwise), management, business prospects, net worth or results of operations of the Company and its subsidiaries, except in each case as described in or contemplated by the Prospectus (exclusive of any subsequent amendment or supplement thereto);

                  (ii) trading in the Common Stock shall have been suspended by the Commission or the Nasdaq National Market;

                  (iii) trading in securities generally on the Nasdaq National Market shall have been suspended or minimum or maximum prices shall have been established on any such exchange or market system;

                  (iv) a banking moratorium shall have been declared by New York or United States authorities; or

                  (v) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or (C) any other calamity or crisis or material adverse change in general economic, political or financial conditions having an effect on the United States financial markets that, in the sole judgment of the Representatives, makes it impractical or inadvisable to proceed with the public offering or the delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof.

         (b) Termination of this Agreement pursuant to this Section 12 shall be without liability of any party to any other party except as provided in Section 11 hereof.

         13. Information Supplied by Underwriters. The statements set forth in the last paragraph on the front cover page and in the first, third and ninth paragraphs under the heading "Underwriting" in any Preliminary Prospectus or the Prospectus (to the extent such statements relate to the Underwriters) constitute the only information furnished by any Underwriter through the Representatives to the Company for the purposes of Sections 2(a)(ii) and 8 hereof. The Underwriters confirm that such statements (to such extent) are correct.

         14. Notices. All communications hereunder shall be in writing and, if sent to any of the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to Prudential Securities Incorporated, One New York Plaza, New York, New York 10292, Attention: Equity Transactions Group; if sent to the Company, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to the Company at 931 South Matlack Street, West Chester, Pennsylvania 19382, Attention: Chief Executive Officer and President; if sent to the Selling Securityholder, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to the Selling Securityholder at 931 South Matlack Street, West Chester, Pennsylvania 19382, Attention: President.

         15. Successors. This Agreement shall inure to the benefit of and shall be binding upon the several Underwriters, the Company, the SellingSecurityholder, the Kim Shareholders and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company and the Selling Securityholder contained in Section 8 of this Agreement shall also be for the benefit of any person or persons who control any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Underwriters contained in Section 8 of this Agreement shall also be for the benefit of the directors of the Company and the Selling Securityholder, the officers of the Company who have signed the Registration Statement and any person or persons who control the Company or the Selling Securityholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of Securities from any Underwriter shall be deemed a successor because of such purchase.

         16. Applicable Law. The validity and interpretation of this Agreement, and the terms and conditions set forth herein, shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any provisions relating to conflicts of laws.

         17. Consent to Jurisdiction and Service of Process. All judicial proceedings arising out of or relating to this Agreement may be brought in any state or federal court of competent jurisdiction in the State of New York, and by execution and delivery of this Agreement, each Selling Securityholder accepts for itself and in connection with its properties, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts and waives any defense of forum non conveniens and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. The Selling Securityholder designates and appoints _______________, and such other persons as may hereafter be selected by the Selling Securityholder irrevocably agreeing in writing to so serve, as its agent to receive on its behalf service of all process in any such proceedings in any such court, such service being hereby acknowledged by the Selling Securityholder to be effective and binding service in every respect. A copy of any such process so served shall be mailed by registered mail to the Selling

Securityholder at the address provided in Section 14 hereof; provided, however, that, unless otherwise provided by applicable law, any failure to mail such copy shall not affect the validity of service of such process. If any agent appointed by the Selling Securityholder refuses to accept service, the Selling Securityholder hereby agrees that service of process sufficient for personal jurisdiction in any action against the Selling Securityholder in the State of New York may be made by registered or certified mail, return receipt requested, to the Selling Securityholder at its address provided in Section 14 hereof, and the Selling Securityholder hereby acknowledges that such service shall be effective and binding in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of any Underwriter to bring proceedings against the Selling Securityholder in the courts of any other jurisdiction.

         18. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute an agreement binding the Company and each of the several Underwriters.

                                 Very truly yours,

                                 ELECTRONICS BOUTIQUE HOLDINGS CORP.


                                 By:________________________________________
                                   Name:  Joseph J. Firestone
                                   Title: President, Chief Executive Officer


                                 EB NEVADA INC.


                                 By:________________________________________
                                    Name:
                                    Title: Attorney-in-fact acting on behalf
                                           of the Selling Securityholder


                                 KIM SHAREHOLDERS


                                 ___________________________________________
                                 Name:           James J. Kim


                                 ___________________________________________
                                 Name:           Agnes C. Kim

                                 Trust of Susan Y. Kim
                                 Dated December 31, 1987,


                                 By:____________________________________
                                      Name:  Susan Y. Kim
                                      Title: Trustee


                                 By:____________________________________
                                      Name:  John T. Kim
                                      Title: Trustee


                                 By:____________________________________
                                      Name:  John F.A. Earley
                                      Title: Trustee



                                 Trust of David D. Kim
                                 Dated December 31, 1987


                                 By:____________________________________
                                      Name:  Susan Y. Kim
                                      Title: Trustee


                                 By:____________________________________
                                      Name:  David D. Kim
                                      Title: Trustee


                                 By:____________________________________
                                      Name:  John F.A. Earley
                                      Title: Trustee

                                 Trust of John T. Kim
                                 Dated December 31, 1987


                                 By:____________________________________
                                      Name:  Susan Y. Kim
                                      Title: Trustee


                                 By:____________________________________
                                      Name:  John T. Kim
                                      Title: Trustee


                                 By:____________________________________
                                      Name:  John F.A. Earley
                                      Title: Trustee



The foregoing Agreement is
hereby confirmed and accepted
as of the date first above
written.

PRUDENTIAL SECURITIES INCORPORATED
SMITH BARNEY INC.

By: PRUDENTIAL SECURITIES INCORPORATED


By: ____________________________________
    Name:  Jean-Claude Canfin
    Title: Managing Director


For itself and on behalf of the Underwriters.

                                   SCHEDULE I

                                  UNDERWRITERS


                                                        Number of Firm
                                                          Securities
              Underwriter                              to be Purchased
              -----------                              ---------------
Prudential Securities Incorporated...................
Smith Barney Inc.....................................
      Total..........................................
                                                        ---------------
                                                        ---------------